UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2005

METALLINE MINING COMPANY

(Exact name of registrant as specified in its charter)

Nevada	000-27667	91-1766677
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 E. Margaret Avenue, Coeur d’Alene, Idaho 83815

(Address of principal executive offices) (Zip Code)

(208) 665-2002

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

On July 12, 2005, Metalline Mining Company (“Metalline”) issued a press release announcing the results of test work conducted on a variety of samples taken from Metalline’s Sierra Mojada zinc deposit.  The text of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits.

(c)  The following exhibit is furnished herewith:

Exhibit No.	Exhibit Description

99.1	Press release text of Metalline Mining Company dated July 12, 2005.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

METALLINE MINING COMPANY
(Registrant)

July 12, 2005	By:	/s/ Merlin D. Bingham
Date		Merlin D. Bingham
President